UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Hong T. Le

The Growth Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Growth Fund of America® Annual report for the year ended August 31, 2020

We believe in
discovering long-term
growth opportunities
around the world on
behalf of our investors

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The Growth Fund of America seeks to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	24.54%	15.48%	14.01%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.64% for Class A shares as of the prospectus dated October 30, 2020 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

11	Financial statements

34	Board of trustees and other officers

Fellow investors

In a year of unprecedented economic and market disruption brought on by the COVID-19 pandemic, The Growth Fund of America produced a total return of 37.07% for the 12-month period ended August 31, 2020. Few would have thought this strong result possible six months ago, in the midst of a ferocious decline. This return includes dividends totaling 38 cents per share, as well as a capital gains payment of nearly $3.28 a share made on December 20, 2019.

By way of comparison, the unmanaged Standard & Poor’s 500 Composite Index, a broad-based representation of the U.S. equity market and the fund’s primary benchmark, returned 21.94% for the same period.

Given the extraordinary year, the fund’s managers are very pleased with these results, but remain long-term investors at heart. Equity markets remain volatile; and while we are not bearish about future prospects, this level of excess return cannot be expected to continue year over year. We work to position the fund to weather a variety of market conditions, and we recommend that you to take a similar long-term approach in your own investment plan.

Investment results analysis

The Growth Fund of America’s investment professionals continue to seek out investments with the potential to provide long-term growth to our shareholders, including select investments in companies domiciled overseas. We remain committed to our process, which centers on deep fundamental research, and a disciplined approach to valuation.

The fund’s top 10 holdings all provided strong returns for the fiscal year, led by the fund’s fourth-largest holding Tesla, which appreciated 1,004.4%, or more than 10 times its price at the start of the period. Top holding Facebook gained 57.9%, while second-largest holding

Results at a glance

For periods ended August 31, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime*

The Growth Fund of America (Class A shares)	37.07%	16.91%	16.14%	13.89%
Standard & Poor’s 500 Composite Index†	21.94	14.46	15.16	11.20

*	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
†	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.

The Growth Fund of America	1

Amazon climbed 94.3%. Two other major contributors, perhaps unsurprisingly, were online verification provider DocuSign, which gained 377.6%, and online video-conferencing provider Zoom, up 254.6%.

Among detractors to the fund’s returns, Sage Therapeutics fell 69.5% for the period, e-cigarette maker JUUL Labs declined 66.2% and Rolls-Royce — a major provider of aircraft engines in addition to its well-known automobiles — fell 65.7%. Airlines and aircraft manufacturers in general saw steep declines during the period.

Overall, the fund’s returns were bolstered by holdings in the information technology and communication services sectors. Companies such as Amazon and Zoom, which saw their businesses expand greatly due to the pandemic and subsequent lockdowns around the country, saw very strong returns. However, the fund’s managers remain mindful of trying to balance stronger fundamentals versus higher valuation, given that many of the companies that benefit from these trends have already seen their shares rise sharply.

Given the unique economic difficulties brought on by the pandemic, equity market sectors involving in-person retail, travel, restaurants and entertainment saw some of the sharpest declines for the period. Industrials and energy companies also fell due to lower demand, with traditional oil companies and automakers leading that trend over the period.

In terms of geography, equities domiciled in the U.S. represented 86.8% of the fund’s portfolio, up from 82.9% a year ago, largely due to the strong results posted by domestic equities.

As of August 31, 3.6% of the fund’s portfolio was held in cash, short-term securities and other assets less liabilities. This amount is never predetermined, but rather reflects the aggregate amount of cash each manager feels is appropriate for their particular portfolio. Cash offers the overall fund a degree of resiliency against market volatility, and gives each manager the means to take advantage of investment opportunities when they arise, without the friction of selling something first.

The road ahead

When we wrote this letter a year ago, we felt that the bull market that began after the 2008-09 financial crisis could potentially continue — barring unforeseen circumstances. The concerns we had at the time, ranging from the coming election year to the exit of the United Kingdom from the European Union, remain valid today. Of course, all these concerns have been overshadowed by COVID-19 and the unparalleled changes it has wrought on the global economy.

We write today more than six months into the pandemic’s onset, with reasons for both optimism and caution. There are areas, both within the United States and around the world, that have been successful in stemming the tide of the virus, and other areas, here and abroad, that continue to struggle. Some businesses have been accelerated by the pandemic, while in others, the extent of the damage is not yet revealed. In many ways, governments and businesses — society as a whole — continue to learn and adapt, all trying to find the best way forward.

In the coming months, critical choices will chart our course forward. The stimulus initially approved by Congress in the spring served to dampen the blow to the economy, and the U.S. Federal Reserve continues to play a critical role in stabilizing markets. The presidential election may be one of the most consequential in recent memory, and will have an unknown impact on the markets. And of course, progress made in controlling and ultimately overcoming the new virus will have the most influence on the global economy over the course of the fund’s current fiscal year.

For investors, the exciting thing is that opportunities continue to arise. We are still able to find stocks that we believe offer a good return over the long run.

2	The Growth Fund of America

We expect companies whose products and services have proven critical to the continual functioning of the economy will do well, and we continue to review other companies around the world for signs of future strength in a recovery.

Despite the pandemic, our investment professionals are meeting with more companies than ever, something that has become easier to do with the widespread adoption of virtual conferencing. Our fund’s managers certainly miss the human element of face-to-face meetings, and the opportunities to visit manufacturing plants, retail outlets and boardrooms around the world. Yet because Capital Group remains a major shareholder in so many companies, we have found virtual doors opening to our investment professionals more than ever. Thus, we continue to do the deep, fundamental research that has been the foundation of the fund’s success over the decades.

Especially in times such as these, we believe our investment process will be the key to future success. We can expect markets to be volatile, but historically, there has been a recovery after a downturn. While we cannot say for certain that equities will continue to rise in value as they have in recent months, we firmly believe that a long-term perspective will reward patient investors, as it has for decades.

Finally, and as always, we thank you for the trust you’ve placed in the managers of The Growth Fund of America. We wish you and those close to you safety and good health, and look forward to reporting to you once again in six months.

Cordially,

Christopher D. Buchbinder
Co-President

Donald D. O’Neal
Co-President

Anne-Marie Peterson
Co-President

October 8, 2020

For current information about the fund, visit capitalgroup.com.

The Growth Fund of America	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended August 31, 2020)*

	1 year	5 years	10 years
Class A shares	29.20%	15.53%	15.46%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

$6,000,000
3,000,000
1,000,000
600,000
300,000
100,000
60,000
30,000
10,000
7,000
Year ended August 31
1974[4]
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[4]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

4	The Growth Fund of America

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in The Growth Fund of America grew from December 1, 1973, to August 31, 2020. As you can see, the investment grew to $4,121,020 with all distributions reinvested.

The Growth Fund of America	5

Summary investment portfolio August 31, 2020

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Facebook	6.50%
Amazon	6.11
Netflix	5.74
Tesla	5.65
Microsoft	5.20
Alphabet	3.51
UnitedHealth Group	2.29
Mastercard	1.91
Broadcom	1.63
ASML	1.41

Common stocks 95.74%	Shares	Value (000)
Information technology 23.54%
Microsoft Corp.	54,338,113	$12,254,875
Mastercard Inc., Class A	12,556,338	4,497,555
Broadcom Inc.	11,041,212	3,832,957
ASML Holding NV	5,754,420	2,158,310
ASML Holding NV (New York registered) (ADR)	3,115,780	1,165,862
PayPal Holdings, Inc.[1]	16,149,878	3,296,836
Taiwan Semiconductor Manufacturing Company, Ltd.	150,277,000	2,184,385
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	10,435,450	827,010
Autodesk, Inc.[1]	10,000,968	2,457,238
ServiceNow, Inc.[1]	4,604,727	2,219,571
Visa Inc., Class A	7,508,518	1,591,731
Shopify Inc., Class A, subordinate voting shares[1]	1,483,401	1,581,928
FleetCor Technologies, Inc.[1,2]	5,889,304	1,480,865
RingCentral, Inc., Class A1	5,043,260	1,466,429
Advanced Micro Devices, Inc.[1]	15,606,871	1,417,416
MongoDB, Inc., Class A1	4,642,907	1,085,512
Other securities		11,890,989
		55,409,469

Consumer discretionary 20.05%
Amazon.com, Inc.[1]	4,170,946	14,393,768
Tesla, Inc.[1]	26,710,820	13,310,536
Alibaba Group Holding Ltd.[1]	59,174,344	2,159,235
Home Depot, Inc.	7,369,717	2,100,664
D.R. Horton, Inc.	17,072,940	1,218,496
NIKE, Inc., Class B	10,825,953	1,211,316
Peloton Interactive, Inc., Class A1	13,978,897	1,071,762
Flutter Entertainment PLC (GBP denominated)	4,038,280	668,294
Flutter Entertainment PLC (EUR denominated)	2,188,801	369,076
Royal Caribbean Cruises Ltd.[2]	13,804,398	950,295
Chipotle Mexican Grill, Inc.[1]	673,619	882,630
Other securities		8,863,555
		47,199,627

Communication services 19.57%
Facebook, Inc., Class A1	52,151,100	15,290,702
Netflix, Inc.[1,2]	25,511,524	13,509,883
Alphabet Inc., Class C1	3,166,976	5,175,409
Alphabet Inc., Class A1	1,900,851	3,097,494
Charter Communications, Inc., Class A1	4,330,638	2,665,984
Activision Blizzard, Inc.	23,117,856	1,930,803
Comcast Corp., Class A	24,710,431	1,107,274
T-Mobile US, Inc.[1]	8,606,083	1,004,158
Other securities		2,288,327
		46,070,034

6	The Growth Fund of America

	Shares	Value (000)
Health care 14.96%
UnitedHealth Group Inc.	17,238,712	$5,387,959
Thermo Fisher Scientific Inc.	7,260,967	3,114,810
Abbott Laboratories	24,054,710	2,633,269
Vertex Pharmaceuticals Inc.[1]	7,990,339	2,230,263
Regeneron Pharmaceuticals, Inc.[1]	3,154,568	1,955,611
Seattle Genetics, Inc.[1]	7,985,189	1,264,375
Centene Corp.[1]	18,315,975	1,123,136
Illumina, Inc.[1]	3,065,644	1,095,109
Humana Inc.	2,271,718	943,149
Edwards Lifesciences Corp.[1]	10,979,025	942,439
Other securities		14,526,600
		35,216,720

Industrials 6.05%
CSX Corp.	31,300,880	2,393,265
Old Dominion Freight Line, Inc.	5,136,144	1,038,426
TransDigm Group Inc.	2,016,680	1,007,674
Other securities		9,808,187
		14,247,552

Financials 4.87%
Berkshire Hathaway Inc., Class B1	5,282,365	1,151,767
JPMorgan Chase & Co.	9,278,580	929,621
Other securities		9,384,831
		11,466,219

Consumer staples 2.20%
Costco Wholesale Corp.	4,089,730	1,421,836
Philip Morris International Inc.	11,134,598	888,430
Other securities		2,874,214
		5,184,480

Energy 1.47%
EOG Resources, Inc.	21,711,576	984,403
Other securities		2,485,296
		3,469,699

Real estate 1.43%
Equinix, Inc. REIT	1,818,039	1,435,851
American Tower Corp. REIT	4,078,561	1,016,173
Other securities		920,500
		3,372,524

Materials 1.38%
Sherwin-Williams Company	1,288,230	864,467
Other securities		2,380,611
		3,245,078

Utilities 0.22%
Other securities		526,444

Total common stocks (cost: $98,353,354,000)		225,407,846

Preferred securities 0.64%
Other 0.64%
Other securities		1,512,902

Total preferred securities (cost: $1,350,822,000)		1,512,902

Rights & warrants 0.00%
Financials 0.00%
Other securities		795

Total rights & warrants (cost: $29,973,000)		795

The Growth Fund of America	7

Convertible bonds & notes 0.01%	Principal amount (000)	Value (000)
Consumer discretionary 0.01%
Other securities		$19,208

Total convertible bonds & notes (cost: $15,377,000)		19,208

Bonds, notes & other debt instruments 0.01%
Corporate bonds, notes & loans 0.01%
Other securities		15,669

Total bonds, notes & other debt instruments (cost: $20,198,000)		15,669

Short-term securities 3.69%	Shares
Money market investments 3.69%
Capital Group Central Cash Fund 0.14%[2,3]	86,115,598	8,612,421
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[3,4]	84,351,851	84,352

Total short-term securities (cost: $8,695,513,000)		8,696,773
Total investment securities 100.09% (cost: $108,465,237,000)		235,653,193
Other assets less liabilities (0.09)%		(211,271)

Net assets 100.00%		$235,441,922

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities that were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities that were valued under fair value procedures was $472,308,000, which represented .20% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $472,308,000, an aggregate cost of $555,527,000, and which represented .20% of the net assets of the fund) were acquired from 5/7/2015 to 7/10/2020 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates2

	Value of affiliates at 9/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 8/31/2020 (000)	Dividend or interest income (000)
Common stocks 9.07%
Information technology 0.63%
FleetCor Technologies, Inc.[1]	$1,266,879	$804,395	$452,384	$144,466	$(282,491)	$1,480,865	$—

Consumer discretionary 1.27%
Royal Caribbean Cruises Ltd.	84,060	652,926	96,775	(60,195)	370,279	950,295	2,237
Burlington Stores, Inc.[1]	—	744,665	44,295	(3,241)	25,401	722,530	—
Darden Restaurants, Inc.	—	533,594	43	11	111,796	645,358	—
Caesars Entertainment, Inc.[1]	93,042	310,217	24	(7)	25,005	428,233	—
Grand Canyon Education, Inc.[1]	188,400	126,349	17,437	(8,041)	(50,815)	238,456	—
Mattel, Inc.[1,5]	229,242	—	147,811	(62,161)	73,544	—	—
ServiceMaster Global Holdings, Inc.[1,5]	443,801	67,784	334,300	31,507	(208,792)	—	—
						2,984,872

Communication services 5.74%
Netflix, Inc.[1]	7,178,931	1,453,664	1,548,704	346,611	6,079,381	13,509,883	—

Health care 0.85%
Allogene Therapeutics, Inc.[1]	115,408	265,987	1,021	87	75,012	455,473	—
Ultragenyx Pharmaceutical Inc.[1]	251,343	30,413	1,275	55	149,665	430,201	—
Allakos Inc.[1]	351,416	51,908	2,956	2,077	12,433	414,878	—

8	The Growth Fund of America

	Value of affiliates at 9/1/2019 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 8/31/2020 (000)	Dividend or interest income (000)
Bluebird Bio, Inc.[1]	$542,437	$97,031	$100,352	$(153,231)	$(59,989)	$325,896	$—
Biohaven Pharmaceutical Holding Co. Ltd.[1]	—	195,568	4,724	1,057	34,135	226,036	—
Madrigal Pharmaceuticals, Inc.[1]	75,959	—	463	(35)	12,266	87,727	—
Cortexyme, Inc.[1,6]	—	83,161	8	1	(8,961)	74,193	—
BioMarin Pharmaceutical Inc.[1,5]	716,486	9,855	107,504	(7,735)	41,721	—	—
Insulet Corp.[1,5]	2,359	611,031	89,151	(12,092)	142,031	—	—
Seattle Genetics, Inc.[1,5]	642,915	35,036	201,369	100,667	687,126	—	—
						2,014,404

Industrials 0.23%
Dun & Bradstreet Holdings, Inc.[1]	—	510,969	71	10	34,690	545,598	—
TransDigm Group Inc.[5]	1,672,183	550,631	1,156,872	302,627	(360,895)	—	63,234
Old Dominion Freight Line, Inc.[5]	978,306	26,259	587,557	169,999	451,419	—	4,411
						545,598

Consumer staples 0.19%
Herbalife Nutrition Ltd.[1]	314,862	1,160	2,492	1,639	133,024	448,193	—

Energy 0.16%
Diamondback Energy, Inc.	1,125,958	116,573	174,237	(273,702)	(436,719)	357,873	14,806
Weatherford International[1]	—	117,377	935	(5,973)	(97,342)	13,127	—
Concho Resources Inc.[5]	961,231	167,539	586,579	(630,476)	330,762	—	8,479
						371,000

Real estate 0.00%
Redfin Corp.[1,5]	97,384	—	116,897	(3,119)	22,632	—	—

Materials 0.00%
First Quantum Minerals Ltd.[5]	212,132	—	253,873	(126,955)	168,696	—	—
Alcoa Corp.[1,5]	176,485	—	106,489	(242,090)	201,088	—	—
Allegheny Technologies Inc.[1,5]	148,692	—	71,326	(110,259)	32,893	—	—
						—
Total common stocks						21,354,815

Convertible bonds & notes 0.01%
Consumer discretionary 0.01%
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[7]	—	15,362	2	— [8]	3,848	19,208	106

Short-term securities 3.66%
Money market investments 3.66%
Capital Group Central Cash Fund 0.14%[3]	12,028,166	21,809,727	25,225,958	(837)	1,323	8,612,421	133,443
Total 12.74%				$(599,335)	$7,714,166	$29,986,444	$226,716

The Growth Fund of America	9

[1]	Security did not produce income during the last 12 months.
[2]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[3]	Rate represents the seven-day yield at 8/31/2020.
[4]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[5]	Unaffiliated issuer at 8/31/2020.
[6]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $142,971,000, which represented .06% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $90,444,000, which represented .04% of the net assets of the fund.
[8]	Amount less than one thousand.

Key to abbreviations

ADR = American Depositary Receipts
EUR = Euros
GBP = British pounds

See notes to financial statements.

10	The Growth Fund of America

Financial statements

Statement of assets and liabilities at August 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $88,907,231)	$205,666,749
Affiliated issuers (cost: $19,558,006)	29,986,444	$235,653,193
Cash		605
Cash denominated in currencies other than U.S. dollars (cost: $1,958)		1,989
Cash collateral received for securities on loan		9,372
Receivables for:
Sales of investments	243,604
Sales of fund’s shares	202,132
Dividends and interest	124,370
Securities lending income	52
Other	1,839	571,997
		236,237,156
Liabilities:
Collateral for securities on loan		93,724
Payables for:
Purchases of investments	292,791
Repurchases of fund’s shares	303,774
Investment advisory services	49,577
Services provided by related parties	48,037
Trustees’ deferred compensation	5,563
Other	1,768	701,510
Net assets at August 31, 2020		$235,441,922

Net assets consist of:
Capital paid in on shares of beneficial interest		$102,679,022
Total distributable earnings		132,762,900
Net assets at August 31, 2020		$235,441,922

See notes to financial statements.

The Growth Fund of America	11

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,743,568 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$114,584,919	1,813,566		$63.18
Class C	4,153,241	72,452		57.32
Class T	14	—	*	63.19
Class F-1	8,196,376	130,728		62.70
Class F-2	28,681,584	454,771		63.07
Class F-3	8,119,477	128,318		63.28
Class 529-A	11,695,061	187,470		62.38
Class 529-C	543,822	9,461		57.48
Class 529-E	372,251	6,044		61.59
Class 529-T	18	—	*	63.17
Class 529-F-1	642,087	10,317		62.24
Class R-1	388,122	6,651		58.35
Class R-2	2,337,215	39,565		59.07
Class R-2E	251,760	4,082		61.67
Class R-3	5,794,399	93,838		61.75
Class R-4	7,403,411	118,393		62.53
Class R-5E	989,510	15,803		62.61
Class R-5	2,715,517	42,952		63.22
Class R-6	38,573,138	609,157		63.32

*	Amount less than one thousand.

See notes to financial statements.

12	The Growth Fund of America

Statement of operations for the year ended August 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $34,439; also includes $226,610 from affiliates)	$2,086,587
Interest (includes $106 from affiliates)	4,530
Securities lending income (net of fees)	288	$2,091,405
Fees and expenses*:
Investment advisory services	521,196
Distribution services	380,926
Transfer agent services	157,437
Administrative services	59,051
Reports to shareholders	6,288
Registration statement and prospectus	2,563
Trustees’ compensation	1,697
Auditing and legal	402
Custodian	3,792
Other	7,166	1,140,518
Net investment income		950,887

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1):
Unaffiliated issuers	7,712,698
Affiliated issuers	(599,335)
In-kind redemptions	735,139
Currency transactions	271	7,848,773
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	48,672,324
Affiliated issuers	7,714,166
Currency translations	(1,337)	56,385,153
Net realized gain and unrealized appreciation		64,233,926

Net increase in net assets resulting from operations		$65,184,813

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31,
	2020	2019
Operations:
Net investment income	$950,887	$1,198,335
Net realized gain	7,848,773	13,058,020
Net unrealized appreciation (depreciation)	56,385,153	(17,239,594)
Net increase (decrease) in net assets resulting from operations	65,184,813	(2,983,239)

Distributions paid to shareholders	(13,686,330)	(18,047,821)

Net capital share transactions	(3,570,789)	10,199,068

Total increase (decrease) in net assets	47,927,694	(10,831,992)

Net assets:
Beginning of year	187,514,228	198,346,220
End of year	$235,441,922	$187,514,228

See notes to financial statements.

The Growth Fund of America	13

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years[2]
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[3]
Class 529-E	None	None	None
Classes T and 529-T4	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after 8 years.
[3]	Effective June 30, 2020, Class 529-C converts to Class 529-A after 5 years.
[4]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	The Growth Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

The Growth Fund of America	15

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$55,409,469	$—	$—	$55,409,469
Consumer discretionary	47,199,627	—	—	47,199,627
Communication services	46,070,034	—	—	46,070,034
Health care	35,041,461	—	175,259	35,216,720
Industrials	14,247,552	—	—	14,247,552
Financials	11,466,219	—	—	11,466,219
Consumer staples	5,146,102	—	38,378	5,184,480
Energy	3,469,699	—	—	3,469,699
Real estate	3,372,524	—	—	3,372,524
Materials	3,245,078	—	—	3,245,078
Utilities	526,444	—	—	526,444
Preferred securities	1,254,231	—	258,671	1,512,902
Rights & warrants	795	—	—	795
Convertible bonds & notes	—	19,208	—	19,208
Bonds, notes & other debt instruments	—	15,669	—	15,669
Short-term securities	8,696,773	—	—	8,696,773
Total	$235,146,008	$34,877	$472,308	$235,653,193

16	The Growth Fund of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The Growth Fund of America	17

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of August 31, 2020, the total value of securities on loan was $142,971,000, and the total value of collateral received was $151,174,000. Collateral received includes cash of $93,724,000 and U.S. government securities of $57,450,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2020, the fund reclassified $1,291,260,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

18	The Growth Fund of America

As of August 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$742,144
Undistributed long-term capital gains	6,194,642
Post-October capital loss deferral*	(1,044,482)
Gross unrealized appreciation on investments	129,853,072
Gross unrealized depreciation on investments	(2,978,784)
Net unrealized appreciation on investments	126,874,288
Cost of investments	108,778,905

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2020				Year ended August 31, 2019
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$660,248		$5,690,483	$6,350,731	$497,777		$7,865,736	$8,363,513
Class C	260		276,685	276,945	—		440,173	440,173
Class T	—	†	1	1	—	†	1	1
Class F-1	51,723		484,616	536,339	37,792		709,370	747,162
Class F-2	216,665		1,455,779	1,672,444	170,234		1,954,761	2,124,995
Class F-3	66,210		399,333	465,543	40,800		422,885	463,685
Class 529-A	60,874		566,219	627,093	42,882		780,334	823,216
Class 529-C	—		67,273	67,273	—		109,593	109,593
Class 529-E	1,428		20,155	21,583	858		30,214	31,072
Class 529-T	—	†	1	1	—	†	1	1
Class 529-F-1	4,417		30,494	34,911	3,216		38,094	41,310
Class R-1	—		23,512	23,512	—		37,952	37,952
Class R-2	—		132,392	132,392	—		201,612	201,612
Class R-2E	644		13,483	14,127	337		16,716	17,053
Class R-3	19,458		335,584	355,042	10,897		553,715	564,612
Class R-4	45,216		423,092	468,308	38,055		692,125	730,180
Class R-5E	7,301		50,114	57,415	3,211		35,667	38,878
Class R-5	25,800		164,480	190,280	24,749		276,347	301,096
Class R-6	340,087		2,052,303	2,392,390	265,234		2,746,483	3,011,717
Total	$1,500,331		$12,185,999	$13,686,330	$1,136,042		$16,911,779	$18,047,821

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2020, the investment advisory services fee was $521,196,000, which was equivalent to an annualized rate of 0.265% of average daily net assets.

The Growth Fund of America	19

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

20	The Growth Fund of America

For the year ended August 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$228,834	$84,534		$28,003		Not applicable
Class C	39,570	3,661		1,208		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	18,809	9,349		2,274		Not applicable
Class F-2	Not applicable	26,123		7,094		Not applicable
Class F-3	Not applicable	301		1,969		Not applicable
Class 529-A	21,306	7,457		2,785		$5,846
Class 529-C	8,857	777		274		577
Class 529-E	1,563	155		96		202
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	404		152		319
Class R-1	3,437	343		104		Not applicable
Class R-2	14,944	7,001		598		Not applicable
Class R-2E	1,274	431		64		Not applicable
Class R-3	25,908	7,808		1,554		Not applicable
Class R-4	16,424	6,545		1,971		Not applicable
Class R-5E	Not applicable	1,195		244		Not applicable
Class R-5	Not applicable	1,207		751		Not applicable
Class R-6	Not applicable	146		9,910		Not applicable
Total class-specific expenses	$380,926	$157,437		$59,051		$6,944

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,697,000 in the fund’s statement of operations reflects $767,000 in current fees (either paid in cash or deferred) and a net increase of $930,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,686,738,000 and $3,094,211,000, respectively, which generated $58,843,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2020.

The Growth Fund of America	21

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2020

Class A	$8,896,939	173,092	$6,260,304	122,463		$(12,668,480)	(249,927)	$2,488,763	45,628
Class C	657,171	14,257	274,272	5,883		(1,895,337)	(39,360)	(963,894)	(19,220)
Class T	—	—	—	—		—	—	—	—
Class F-1	645,802	12,829	524,062	10,329		(2,357,840)	(46,216)	(1,187,976)	(23,058)
Class F-2	5,541,422	109,756	1,617,283	31,749		(6,970,364)	(138,378)	188,341	3,127
Class F-3	1,865,818	36,148	454,230	8,892		(1,744,148)	(33,936)	575,900	11,104
Class 529-A	1,523,129	28,721	626,869	12,418		(1,514,932)	(29,261)	635,066	11,878
Class 529-C	112,942	2,432	67,253	1,438		(826,397)	(16,275)	(646,202)	(12,405)
Class 529-E	32,664	652	21,579	433		(70,333)	(1,374)	(16,090)	(289)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	121,190	2,376	34,898	694		(97,340)	(1,894)	58,748	1,176
Class R-1	32,107	681	23,473	494		(111,231)	(2,360)	(55,651)	(1,185)
Class R-2	418,089	8,723	132,215	2,751		(685,403)	(14,384)	(135,099)	(2,910)
Class R-2E	43,090	872	14,127	282		(63,613)	(1,282)	(6,396)	(128)
Class R-3	675,255	13,523	354,087	7,072		(1,876,507)	(37,608)	(847,165)	(17,013)
Class R-4	767,339	15,183	464,384	9,178		(2,328,411)	(46,276)	(1,096,688)	(21,915)
Class R-5E	283,870	5,598	57,414	1,135		(297,224)	(5,866)	44,060	867
Class R-5	467,466	8,962	189,630	3,715		(1,183,589)	(23,331)	(526,493)	(10,654)
Class R-6	4,667,608	91,866	2,391,180	46,785		(9,138,802)	(176,805)	(2,080,014)	(38,154)
Total net increase (decrease)	$26,751,901	525,671	$13,507,261	265,711		$(43,829,951)	(864,533)	$(3,570,789)	(73,151)

Year ended August 31, 2019

Class A	$5,975,209	121,093	$8,244,822	201,339		$(10,677,016)	(217,484)	$3,543,015	104,948
Class C	660,960	14,547	435,487	11,585		(1,346,720)	(29,788)	(250,273)	(3,656)
Class T	—	—	—	—		—	—	—	—
Class F-1	954,187	19,439	730,867	17,971		(1,633,228)	(33,507)	51,826	3,903
Class F-2	5,660,482	114,175	2,048,400	50,181		(5,225,034)	(107,813)	2,483,848	56,543
Class F-3	2,126,710	43,433	451,237	11,030		(1,007,018)	(20,633)	1,570,929	33,830
Class 529-A	875,435	17,939	822,879	20,328		(1,284,138)	(26,292)	414,176	11,975
Class 529-C	118,079	2,589	109,525	2,904		(336,375)	(7,420)	(108,771)	(1,927)
Class 529-E	26,466	546	31,040	775		(65,287)	(1,357)	(7,781)	(36)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	133,942	2,684	41,305	1,024		(71,109)	(1,465)	104,138	2,243
Class R-1	31,951	688	37,896	991		(109,021)	(2,338)	(39,174)	(659)
Class R-2	371,598	7,968	201,369	5,208		(648,226)	(13,938)	(75,259)	(762)
Class R-2E	58,828	1,220	17,053	424		(38,434)	(797)	37,447	847
Class R-3	691,593	14,250	563,121	14,022		(1,914,275)	(39,422)	(659,561)	(11,150)
Class R-4	812,466	16,565	729,690	17,995		(2,165,377)	(44,663)	(623,221)	(10,103)
Class R-5E	538,766	11,795	38,877	959		(147,400)	(3,104)	430,243	9,650
Class R-5	359,314	7,220	300,111	7,339		(1,067,196)	(21,829)	(407,771)	(7,270)
Class R-6	5,136,743	104,692	3,009,806	73,517		(4,411,293)	(90,108)	3,735,256	88,101
Total net increase (decrease)	$24,532,729	500,843	$17,813,486	437,592		$(32,147,147)	(661,958)	$10,199,068	276,477

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $51,901,487,000 and $64,473,961,000, respectively, during the year ended August 31, 2020.

22	The Growth Fund of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income (loss) to average net assets
Class A:
8/31/2020	$49.39	$.22	$17.23	$17.45	$(.38)	$(3.28)	$(3.66)	$63.18	37.07%	$114,585		.64%		.42%
8/31/2019	56.31	.30	(2.09)	(1.79)	(.31)	(4.82)	(5.13)	49.39	(1.31)	87,316		.63		.61
8/31/2018	48.81	.28	10.70	10.98	(.25)	(3.23)	(3.48)	56.31	23.49	93,649		.62		.53
8/31/2017	43.47	.29	7.83	8.12	(.25)	(2.53)	(2.78)	48.81	19.60	81,221		.64		.64
8/31/2016	43.31	.24	3.58	3.82	(.27)	(3.39)	(3.66)	43.47	9.31	74,847		.66		.57
Class C:
8/31/2020	45.09	(.14)	15.65	15.51	— [4]	(3.28)	(3.28)	57.32	36.07	4,153		1.38		(.30)
8/31/2019	51.96	(.08)	(1.97)	(2.05)	—	(4.82)	(4.82)	45.09	(2.09)	4,134		1.41		(.17)
8/31/2018	45.39	(.13)	9.93	9.80	—	(3.23)	(3.23)	51.96	22.54	4,953		1.42		(.28)
8/31/2017	40.69	(.07)	7.30	7.23	—	(2.53)	(2.53)	45.39	18.63	4,745		1.44		(.17)
8/31/2016	40.80	(.09)	3.37	3.28	—	(3.39)	(3.39)	40.69	8.47	5,009		1.46		(.23)
Class T:
8/31/2020	49.39	.34	17.24	17.58	(.50)	(3.28)	(3.78)	63.19	37.40 [5]	—	[6]	.40	[5]	.66 [5]
8/31/2019	56.34	.41	(2.12)	(1.71)	(.42)	(4.82)	(5.24)	49.39	(1.11)[5]	—	[6]	.41	[5]	.83 [5]
8/31/2018	48.84	.38	10.72	11.10	(.37)	(3.23)	(3.60)	56.34	23.76 [5]	—	[6]	.42	[5]	.73 [5]
8/31/2017[7,8]	45.38	.18	3.28	3.46	—	—	—	48.84	7.62 [5,9]	—	[6]	.18	[5,9]	.38 [5,9]
Class F-1:
8/31/2020	49.02	.20	17.11	17.31	(.35)	(3.28)	(3.63)	62.70	37.05	8,196		.67		.40
8/31/2019	55.92	.27	(2.09)	(1.82)	(.26)	(4.82)	(5.08)	49.02	(1.40)	7,539		.69		.54
8/31/2018	48.47	.24	10.64	10.88	(.20)	(3.23)	(3.43)	55.92	23.43	8,381		.69		.45
8/31/2017	43.20	.26	7.77	8.03	(.23)	(2.53)	(2.76)	48.47	19.50	8,574		.70		.57
8/31/2016	43.05	.22	3.57	3.79	(.25)	(3.39)	(3.64)	43.20	9.28	8,494		.71		.52
Class F-2:
8/31/2020	49.30	.34	17.20	17.54	(.49)	(3.28)	(3.77)	63.07	37.38	28,682		.41		.65
8/31/2019	56.25	.40	(2.11)	(1.71)	(.42)	(4.82)	(5.24)	49.30	(1.10)	22,265		.42		.81
8/31/2018	48.76	.39	10.69	11.08	(.36)	(3.23)	(3.59)	56.25	23.76	22,226		.42		.74
8/31/2017	43.45	.38	7.81	8.19	(.35)	(2.53)	(2.88)	48.76	19.83	16,049		.43		.84
8/31/2016	43.29	.33	3.59	3.92	(.37)	(3.39)	(3.76)	43.45	9.57	12,100		.44		.79
Class F-3:
8/31/2020	49.45	.39	17.26	17.65	(.54)	(3.28)	(3.82)	63.28	37.53	8,120		.31		.75
8/31/2019	56.41	.46	(2.13)	(1.67)	(.47)	(4.82)	(5.29)	49.45	(1.01)	5,796		.32		.92
8/31/2018	48.90	.44	10.71	11.15	(.41)	(3.23)	(3.64)	56.41	23.86	4,704		.33		.84
8/31/2017[7,10]	44.36	.30	4.24	4.54	—	—	—	48.90	10.24 [9]	2,687		.34	[11]	1.08 [11]
Class 529-A:
8/31/2020	48.80	.20	17.01	17.21	(.35)	(3.28)	(3.63)	62.38	37.01	11,695		.68		.38
8/31/2019	55.70	.26	(2.07)	(1.81)	(.27)	(4.82)	(5.09)	48.80	(1.38)	8,569		.70		.54
8/31/2018	48.33	.24	10.59	10.83	(.23)	(3.23)	(3.46)	55.70	23.41	9,114		.70		.46
8/31/2017	43.08	.25	7.75	8.00	(.22)	(2.53)	(2.75)	48.33	19.50	7,233		.71		.57
8/31/2016	42.95	.20	3.56	3.76	(.24)	(3.39)	(3.63)	43.08	9.23	6,229		.74		.48

See end of table for footnotes.

The Growth Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income (loss) to average net assets
Class 529-C:
8/31/2020	$45.23	$(.15)	$15.68	$15.53	$—	$(3.28)	$(3.28)	$57.48	35.98%	$544		1.42%		(.31)%
8/31/2019	52.11	(.10)	(1.96)	(2.06)	—	(4.82)	(4.82)	45.23	(2.11)	989		1.45		(.21)
8/31/2018	45.54	(.16)	9.96	9.80	—	(3.23)	(3.23)	52.11	22.46	1,240		1.46		(.34)
8/31/2017	40.83	(.09)	7.33	7.24	—	(2.53)	(2.53)	45.54	18.59	1,625		1.48		(.21)
8/31/2016	40.96	(.11)	3.37	3.26	—	(3.39)	(3.39)	40.83	8.39	1,469		1.52		(.29)
Class 529-E:
8/31/2020	48.22	.08	16.80	16.88	(.23)	(3.28)	(3.51)	61.59	36.70	372		.90		.16
8/31/2019	55.07	.15	(2.04)	(1.89)	(.14)	(4.82)	(4.96)	48.22	(1.60)	305		.93		.30
8/31/2018	47.81	.11	10.48	10.59	(.10)	(3.23)	(3.33)	55.07	23.11	351		.94		.21
8/31/2017	42.65	.14	7.67	7.81	(.12)	(2.53)	(2.65)	47.81	19.20	307		.95		.32
8/31/2016	42.54	.10	3.53	3.63	(.13)	(3.39)	(3.52)	42.65	8.99	272		.98		.25
Class 529-T:
8/31/2020	49.38	.32	17.23	17.55	(.48)	(3.28)	(3.76)	63.17	37.33 [5]	—	[6]	.44	[5]	.62 [5]
8/31/2019	56.32	.39	(2.12)	(1.73)	(.39)	(4.82)	(5.21)	49.38	(1.15)[5]	—	[6]	.45	[5]	.79 [5]
8/31/2018	48.83	.35	10.72	11.07	(.35)	(3.23)	(3.58)	56.32	23.70 [5]	—	[6]	.47	[5]	.68 [5]
8/31/2017[7,8]	45.38	.17	3.28	3.45	—	—	—	48.83	7.60 [5,9]	—	[6]	.20	[5,9]	.37 [5,9]
Class 529-F-1:
8/31/2020	48.69	.31	16.99	17.30	(.47)	(3.28)	(3.75)	62.24	37.35	642		.45		.61
8/31/2019	55.65	.38	(2.12)	(1.74)	(.40)	(4.82)	(5.22)	48.69	(1.18)	445		.47		.77
8/31/2018	48.28	.35	10.58	10.93	(.33)	(3.23)	(3.56)	55.65	23.69	384		.47		.68
8/31/2017	43.04	.35	7.74	8.09	(.32)	(2.53)	(2.85)	48.28	19.76	291		.49		.79
8/31/2016	42.92	.29	3.55	3.84	(.33)	(3.39)	(3.72)	43.04	9.46	231		.52		.70
Class R-1:
8/31/2020	45.86	(.16)	15.93	15.77	—	(3.28)	(3.28)	58.35	36.01	388		1.40		(.33)
8/31/2019	52.74	(.09)	(1.97)	(2.06)	—	(4.82)	(4.82)	45.86	(2.08)	359		1.42		(.19)
8/31/2018	46.04	(.14)	10.07	9.93	—	(3.23)	(3.23)	52.74	22.50	448		1.42		(.28)
8/31/2017	41.23	(.07)	7.41	7.34	—	(2.53)	(2.53)	46.04	18.65	419		1.43		(.16)
8/31/2016	41.29	(.08)	3.41	3.33	—	(3.39)	(3.39)	41.23	8.49	438		1.43		(.20)
Class R-2:
8/31/2020	46.39	(.16)	16.12	15.96	—	(3.28)	(3.28)	59.07	36.01	2,337		1.40		(.34)
8/31/2019	53.29	(.09)	(1.99)	(2.08)	—	(4.82)	(4.82)	46.39	(2.10)	1,970		1.42		(.18)
8/31/2018	46.47	(.13)	10.18	10.05	—	(3.23)	(3.23)	53.29	22.55	2,304		1.41		(.27)
8/31/2017	41.60	(.07)	7.47	7.40	—	(2.53)	(2.53)	46.47	18.63	2,153		1.42		(.15)
8/31/2016	41.62	(.07)	3.44	3.37	—	(3.39)	(3.39)	41.60	8.53	2,137		1.40		(.18)
Class R-2E:
8/31/2020	48.30	(.02)	16.83	16.81	(.16)	(3.28)	(3.44)	61.67	36.44	252		1.11		(.04)
8/31/2019	55.21	.06	(2.05)	(1.99)	(.10)	(4.82)	(4.92)	48.30	(1.81)	203		1.12		.12
8/31/2018	48.00	.02	10.52	10.54	(.10)	(3.23)	(3.33)	55.21	22.90	185		1.12		.04
8/31/2017	42.92	.08	7.70	7.78	(.17)	(2.53)	(2.70)	48.00	19.02	108		1.12		.18
8/31/2016	43.09	.07	3.55	3.62	(.40)	(3.39)	(3.79)	42.92	8.89	34		1.11		.17

24	The Growth Fund of America

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income (loss) to average net assets
Class R-3:
8/31/2020	$48.32	$.06	$16.84	$16.90	$(.19)	$(3.28)	$(3.47)	$61.75	36.63%	$5,794		.95%		.12%
8/31/2019	55.14	.13	(2.03)	(1.90)	(.10)	(4.82)	(4.92)	48.32	(1.64)	5,356		.97		.26
8/31/2018	47.86	.09	10.49	10.58	(.07)	(3.23)	(3.30)	55.14	23.06	6,728		.97		.17
8/31/2017	42.68	.13	7.68	7.81	(.10)	(2.53)	(2.63)	47.86	19.18	6,518		.98		.30
8/31/2016	42.55	.10	3.53	3.63	(.11)	(3.39)	(3.50)	42.68	8.99	6,507		.98		.24
Class R-4:
8/31/2020	48.89	.21	17.06	17.27	(.35)	(3.28)	(3.63)	62.53	37.06	7,403		.65		.42
8/31/2019	55.79	.28	(2.09)	(1.81)	(.27)	(4.82)	(5.09)	48.89	(1.38)	6,860		.67		.56
8/31/2018	48.38	.24	10.63	10.87	(.23)	(3.23)	(3.46)	55.79	23.46	8,391		.67		.47
8/31/2017	43.13	.27	7.76	8.03	(.25)	(2.53)	(2.78)	48.38	19.54	8,123		.68		.59
8/31/2016	42.99	.22	3.56	3.78	(.25)	(3.39)	(3.64)	43.13	9.29	7,762		.68		.54
Class R-5E:
8/31/2020	48.97	.31	17.09	17.40	(.48)	(3.28)	(3.76)	62.61	37.36	990		.45		.61
8/31/2019	55.97	.39	(2.14)	(1.75)	(.43)	(4.82)	(5.25)	48.97	(1.17)	732		.46		.80
8/31/2018	48.55	.42	10.59	11.01	(.36)	(3.23)	(3.59)	55.97	23.72	296		.45		.79
8/31/2017	43.34	.38	7.77	8.15	(.41)	(2.53)	(2.94)	48.55	19.78	31		.47		.83
8/31/2016[7,12]	45.73	.22	1.21	1.43	(.43)	(3.39)	(3.82)	43.34	3.60 [9]	—	[6]	.56	[11]	.70	[11]
Class R-5:
8/31/2020	49.40	.37	17.24	17.61	(.51)	(3.28)	(3.79)	63.22	37.48	2,716		.35		.72
8/31/2019	56.35	.43	(2.13)	(1.70)	(.43)	(4.82)	(5.25)	49.40	(1.08)	2,648		.37		.86
8/31/2018	48.84	.40	10.72	11.12	(.38)	(3.23)	(3.61)	56.35	23.81	3,430		.37		.77
8/31/2017	43.50	.41	7.82	8.23	(.36)	(2.53)	(2.89)	48.84	19.90	3,665		.38		.90
8/31/2016	43.33	.35	3.60	3.95	(.39)	(3.39)	(3.78)	43.50	9.64	3,551		.39		.84
Class R-6:
8/31/2020	49.48	.40	17.26	17.66	(.54)	(3.28)	(3.82)	63.32	37.53	38,573		.30		.76
8/31/2019	56.44	.46	(2.13)	(1.67)	(.47)	(4.82)	(5.29)	49.48	(1.01)	32,028		.32		.92
8/31/2018	48.91	.44	10.72	11.16	(.40)	(3.23)	(3.63)	56.44	23.88	31,562		.32		.83
8/31/2017	43.57	.43	7.83	8.26	(.39)	(2.53)	(2.92)	48.91	19.95	22,661		.33		.95
8/31/2016	43.40	.37	3.60	3.97	(.41)	(3.39)	(3.80)	43.57	9.68	16,299		.33		.89

	Year ended August 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	28%	36%	28%	25%	31%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

The Growth Fund of America	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
October 8, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

26	The Growth Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2020, through August 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Growth Fund of America	27

	Beginning account value 3/1/2020	Ending account value 8/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,292.28	$3.70	.64%
Class A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class C – actual return	1,000.00	1,287.52	7.90	1.37
Class C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class T – actual return	1,000.00	1,293.82	2.25	.39
Class T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-1 – actual return	1,000.00	1,292.00	3.87	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	1,293.75	2.37	.41
Class F-2 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class F-3 – actual return	1,000.00	1,294.58	1.74	.30
Class F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 529-A – actual return	1,000.00	1,292.08	3.87	.67
Class 529-A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-C – actual return	1,000.00	1,287.03	8.19	1.42
Class 529-C – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class 529-E – actual return	1,000.00	1,290.37	5.20	.90
Class 529-E – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-T – actual return	1,000.00	1,293.41	2.54	.44
Class 529-T – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-F-1 – actual return	1,000.00	1,293.72	2.54	.44
Class 529-F-1 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 – actual return	1,000.00	1,287.20	8.01	1.39
Class R-1 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 – actual return	1,000.00	1,287.19	8.01	1.39
Class R-2 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E – actual return	1,000.00	1,289.33	6.35	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class R-3 – actual return	1,000.00	1,290.20	5.48	.95
Class R-3 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 – actual return	1,000.00	1,292.18	3.76	.65
Class R-4 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E – actual return	1,000.00	1,293.54	2.60	.45
Class R-5E – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-5 – actual return	1,000.00	1,294.18	2.02	.35
Class R-5 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 – actual return	1,000.00	1,294.39	1.73	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

28	The Growth Fund of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2020:

Long-term capital gains	$12,740,292,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$32,004,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

The Growth Fund of America	29

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2020. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

30	The Growth Fund of America

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The Growth Fund of America	31

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32	The Growth Fund of America

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The Growth Fund of America	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2010	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and former Managing Director, Highgate LLC (consulting)	3	Pacira, Inc. (pharmaceuticals); Indivior PLC (pharmaceuticals)
Linda Griego, 1947	2015	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

34	The Growth Fund of America

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Anne-Marie Peterson, 1972 Co-President	2016	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Brady L. Enright, 1967	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher D. Buchbinder, 1971 Co-President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Michael T. Kerr, 1959 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company
Donald D. O’Neal, 1960 Co-President	1995	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Director, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Brad Barrett, 1977 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Mark L. Casey, 1970 Senior Vice President	2016	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Barry S. Crosthwaite, 1958 Senior Vice President	2010	Partner — Capital International Investors, Capital Research and Management Company
J. Blair Frank, 1966 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company

See page 36 for footnotes.

The Growth Fund of America	35

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joanna F. Jonsson, 1963 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair and President, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Carl M. Kawaja, 1964 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2020	Partner — Capital World Investors, Capital Research Company
Martin Romo, 1967 Senior Vice President	2010	Chairman and Principal Executive Officer, Capital Research Company[7]; Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Lawrence R. Solomon, 1962 Senior Vice President	2014	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board, President and Director, Capital Management Services, Inc.[7]
Alan J. Wilson, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Walt Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Jacinto J. Hernandez, 1978 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016-2018; 2020	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Brad Barrett, J. Blair Frank and Jacinto J. Hernandez, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	The Growth Fund of America

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete August 31, 2020, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member of FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GFA

Registrant:

a) Audit Fees:
Audit	2019	8,000
	2020	234,000

b) Audit-Related Fees:
	2019	52,000
	2020	45,000

c) Tax Fees:
	2019	11,000
	2020	18,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,286,000
	2020	2,043,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2019	65,000
	2020	83,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,414,000 for fiscal year 2019 and $2,191,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®

Investment portfolio

August 31, 2020

Common stocks 95.74% Information technology 23.54%	Shares	Value (000)
Microsoft Corp.	54,338,113	$12,254,875
Mastercard Inc., Class A	12,556,338	4,497,555
Broadcom Inc.	11,041,212	3,832,957
ASML Holding NV	5,754,420	2,158,310
ASML Holding NV (New York registered) (ADR)	3,115,780	1,165,862
PayPal Holdings, Inc.1	16,149,878	3,296,836
Taiwan Semiconductor Manufacturing Company, Ltd.	150,277,000	2,184,385
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	10,435,450	827,010
Autodesk, Inc.1	10,000,968	2,457,238
ServiceNow, Inc.1	4,604,727	2,219,571
Visa Inc., Class A	7,508,518	1,591,731
Shopify Inc., Class A, subordinate voting shares1	1,483,401	1,581,928
FleetCor Technologies, Inc.1,2	5,889,304	1,480,865
RingCentral, Inc., Class A1	5,043,260	1,466,429
Advanced Micro Devices, Inc.1	15,606,871	1,417,416
MongoDB, Inc., Class A1	4,642,907	1,085,512
Adobe Inc.1	1,604,244	823,603
Apple Inc.	6,225,348	803,319
Applied Materials, Inc.	11,278,498	694,755
Square, Inc., Class A1	3,811,507	608,164
Atlassian Corp. PLC, Class A1	2,755,252	528,347
Keyence Corp.	1,242,700	512,497
Intel Corp.	9,313,838	474,540
Trimble Inc.1	8,667,167	454,246
Samsung Electronics Co., Ltd.	9,658,041	439,039
Fiserv, Inc.1	4,120,587	410,328
Micron Technology, Inc.1	8,626,154	392,576
Accenture PLC, Class A	1,616,892	387,941
Motorola Solutions, Inc.	2,276,004	352,212
DocuSign, Inc.1	1,333,375	297,343
Guidewire Software, Inc.1	2,639,825	296,479
CrowdStrike Holdings, Inc., Class A1	2,356,795	296,320
Alteryx, Inc., Class A1	2,290,485	276,759
Tyler Technologies, Inc.1	740,904	255,842
Analog Devices, Inc.	2,150,174	251,312
Ceridian HCM Holding Inc.1	2,938,587	233,676
Workday, Inc., Class A1	909,574	218,034
Jack Henry & Associates, Inc.	1,238,524	204,877
EPAM Systems, Inc.1	623,215	203,854
NetApp, Inc.	3,787,574	179,493
HubSpot, Inc.1	589,683	176,716
Zendesk, Inc.1	1,824,765	175,871
SS&C Technologies Holdings, Inc.	2,647,220	168,681
NortonLifeLock Inc.	6,461,457	151,973
Paycom Software, Inc.1	499,936	149,711
Nice Ltd. (ADR)1	566,707	130,258
ON Semiconductor Corp.1	5,827,698	124,538

The Growth Fund of America — Page 1 of 10

Common stocks (continued) Information technology (continued)	Shares	Value (000)
VMware, Inc., Class A1,3	848,869	$122,611
Elastic NV, non-registered shares1	1,114,989	121,065
Amphenol Corp., Class A	1,074,594	117,990
Anaplan, Inc.1	1,388,821	85,065
salesforce.com, inc.1	270,167	73,661
Fidelity National Information Services, Inc.	460,563	69,476
Qorvo, Inc.1	524,015	67,215
Zoom Video Communications, Inc., Class A1	203,526	66,166
GoDaddy Inc., Class A1	790,297	66,132
LiveRamp Holdings, Inc.1	1,032,564	57,658
CDK Global, Inc.	1,201,785	56,027
Cree, Inc.1	856,035	54,016
VeriSign, Inc.1	248,768	53,435
QUALCOMM Inc.	387,687	46,174
Smartsheet Inc., Class A1	810,618	44,203
TeamViewer AG1	724,907	39,248
Flex Ltd.1	3,455,754	37,529
Datadog, Inc., Class A1	289,558	24,193
Global Payments Inc.	89,576	15,821
		55,409,469
Consumer discretionary 20.05%
Amazon.com, Inc.1	4,170,946	14,393,768
Tesla, Inc.1	26,710,820	13,310,536
Alibaba Group Holding Ltd.1	59,174,344	2,159,235
Home Depot, Inc.	7,369,717	2,100,664
D.R. Horton, Inc.	17,072,940	1,218,496
NIKE, Inc., Class B	10,825,953	1,211,316
Peloton Interactive, Inc., Class A1	13,978,897	1,071,762
Flutter Entertainment PLC (GBP denominated)	4,038,280	668,294
Flutter Entertainment PLC (EUR denominated)	2,188,801	369,076
Royal Caribbean Cruises Ltd.2	13,804,398	950,295
Chipotle Mexican Grill, Inc.1	673,619	882,630
Burlington Stores, Inc.1,2	3,668,971	722,530
Booking Holdings Inc.1	377,686	721,550
Darden Restaurants, Inc.2	7,446,157	645,358
NVR, Inc.1	153,374	639,315
LVMH Moët Hennessy-Louis Vuitton SE	1,355,999	635,622
Hilton Worldwide Holdings Inc.	5,504,408	497,378
Caesars Entertainment, Inc.1,2	9,350,070	428,233
Las Vegas Sands Corp.	8,044,321	407,928
General Motors Company	12,564,704	372,292
Hermès International	333,011	285,889
Vail Resorts, Inc.	1,288,483	280,464
Aptiv PLC	3,010,192	259,238
Bright Horizons Family Solutions Inc.1	1,885,757	250,825
Grand Canyon Education, Inc.1,2	2,535,685	238,456
Domino’s Pizza, Inc.	476,502	194,870
Lennar Corp., Class A	2,601,014	194,608
Floor & Decor Holdings, Inc., Class A1	2,520,702	184,616
Kering SA	300,263	184,391
Dollar General Corp.	769,547	155,356
Marriott International, Inc., Class A	1,480,547	152,363
Moncler SpA1	3,829,487	148,294
Evolution Gaming Group AB	1,838,901	137,719

The Growth Fund of America — Page 2 of 10

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
EssilorLuxottica1	1,024,501	$137,052
Aramark	4,232,228	116,640
Five Below, Inc.1	982,702	107,557
Industria de Diseño Textil, SA	3,393,224	95,361
Wynn Resorts, Ltd.	1,089,821	95,305
Mattel, Inc.1	8,637,920	92,814
Wayfair Inc., Class A1	305,180	90,504
Restaurant Brands International Inc.	1,384,821	74,974
Toll Brothers, Inc.	1,570,630	66,312
Mercari, Inc.1	1,330,400	60,419
DraftKings Inc., Class A1,3	1,580,496	55,886
lululemon athletica inc.1	124,384	46,727
YUM! Brands, Inc.	480,136	46,021
Carnival Corp., units	1,284,834	21,174
Volkswagen AG1	108,870	19,514
		47,199,627
Communication services 19.57%
Facebook, Inc., Class A1	52,151,100	15,290,702
Netflix, Inc.1,2	25,511,524	13,509,883
Alphabet Inc., Class C1	3,166,976	5,175,409
Alphabet Inc., Class A1	1,900,851	3,097,494
Charter Communications, Inc., Class A1	4,330,638	2,665,984
Activision Blizzard, Inc.	23,117,856	1,930,803
Comcast Corp., Class A	24,710,431	1,107,274
T-Mobile US, Inc.1	8,606,083	1,004,158
Snap Inc., Class A1	15,794,587	356,800
Pinterest, Inc., Class A1	9,111,164	335,200
Zillow Group, Inc., Class C, nonvoting shares1	2,083,273	178,662
Zillow Group, Inc., Class A1	1,025,132	87,423
Tencent Holdings Ltd.	3,826,500	261,923
SoftBank Group Corp.	2,462,400	153,396
Match Group, Inc.1	1,332,828	148,850
ViacomCBS Inc., Class B	5,149,336	143,409
Electronic Arts Inc.1	925,731	129,112
New York Times Co., Class A	2,659,657	115,243
Live Nation Entertainment, Inc.1	1,799,871	102,233
ZoomInfo Technologies Inc., Class A1	2,211,815	85,863
Iridium Communications Inc.1	3,032,538	84,941
Yandex NV, Class A1	784,228	53,508
Liberty Broadband Corp., Class C, nonvoting1	235,170	32,945
GCI Liberty, Inc., Class A1	232,970	18,819
		46,070,034
Health care 14.96%
UnitedHealth Group Inc.	17,238,712	5,387,959
Thermo Fisher Scientific Inc.	7,260,967	3,114,810
Abbott Laboratories	24,054,710	2,633,269
Vertex Pharmaceuticals Inc.1	7,990,339	2,230,263
Regeneron Pharmaceuticals, Inc.1	3,154,568	1,955,611
Seattle Genetics, Inc.1	7,985,189	1,264,375
Centene Corp.1	18,315,975	1,123,136
Illumina, Inc.1	3,065,644	1,095,109
Humana Inc.	2,271,718	943,149
Edwards Lifesciences Corp.1	10,979,025	942,439

The Growth Fund of America — Page 3 of 10

Common stocks (continued) Health care (continued)	Shares	Value (000)
Intuitive Surgical, Inc.1	1,125,176	$822,324
Boston Scientific Corp.1	17,810,474	730,586
Insulet Corp.1	2,997,378	654,178
BioMarin Pharmaceutical Inc.1	8,366,309	652,823
Cigna Corp.	3,227,235	572,415
Zoetis Inc., Class A	3,575,212	572,391
Gilead Sciences, Inc.	8,494,712	567,022
Daiichi Sankyo Company, Ltd.	6,018,000	536,770
Amgen Inc.	2,009,979	509,168
Teva Pharmaceutical Industries Ltd. (ADR)1	49,397,351	487,552
Sarepta Therapeutics, Inc.1	3,328,444	487,351
Allogene Therapeutics, Inc.1,2	12,776,234	455,473
Ultragenyx Pharmaceutical Inc.1,2	5,057,615	430,201
Mettler-Toledo International Inc.1	440,603	427,729
Allakos Inc.1,2	4,631,369	414,878
Neurocrine Biosciences, Inc.1	3,558,950	414,333
Eli Lilly and Company	2,711,375	402,341
NovoCure Ltd.1	4,505,925	372,865
Teladoc Health, Inc.1	1,700,781	366,841
Bluebird Bio, Inc.1,2	5,495,713	325,896
ResMed Inc.	1,798,106	325,062
Stryker Corp.	1,540,259	305,218
PerkinElmer, Inc.	2,512,490	295,770
Baxter International Inc.	3,270,532	284,765
Biohaven Pharmaceutical Holding Co. Ltd.1,2	3,565,805	226,036
Vir Biotechnology, Inc.1	5,428,893	219,762
Novo Nordisk A/S, Class B	3,272,833	216,776
DexCom, Inc.1	462,240	196,641
CVS Health Corp.	3,084,951	191,637
Zimmer Biomet Holdings, Inc.	1,320,280	186,001
Danaher Corp.	877,541	181,186
CRISPR Therapeutics AG1	1,932,580	180,619
Molina Healthcare, Inc.1	822,569	152,151
Pfizer Inc.	3,584,550	135,460
Incyte Corp.1	1,333,194	128,453
Penumbra, Inc.1	579,870	121,280
Chemed Corp.	191,975	99,272
Madrigal Pharmaceuticals, Inc.1,2	814,546	87,727
Verily Life Sciences LLC1,4,5,6	673,374	83,909
Cortexyme, Inc.1,2,3	1,687,345	74,193
AbbVie Inc.	752,185	72,037
AstraZeneca PLC	636,205	70,927
Galapagos NV1	501,340	68,143
Guardant Health, Inc.1	629,919	60,157
BeiGene, Ltd. (ADR)1	239,301	57,808
Grail, Inc.1,4,5,6,7	10,878,487	55,567
Novavax, Inc.1	427,945	47,219
Acerta Pharma BV1,4,5,6	273,779,325	35,783
Global Blood Therapeutics, Inc.1	549,929	34,525
Alnylam Pharmaceuticals, Inc.1	213,472	28,315
PPD, Inc.1	781,192	26,826
Anthem, Inc.	84,496	23,787
Adaptive Biotechnologies Corp.1	541,230	22,521
GW Pharmaceuticals PLC (ADR)1	160,374	16,671

The Growth Fund of America — Page 4 of 10

Common stocks (continued) Health care (continued)	Shares	Value (000)
Twist Bioscience Corp.1	109,567	$7,662
Sage Therapeutics, Inc.1	68,591	3,597
		35,216,720
Industrials 6.05%
CSX Corp.	31,300,880	2,393,265
Old Dominion Freight Line, Inc.	5,136,144	1,038,426
TransDigm Group Inc.	2,016,680	1,007,674
Northrop Grumman Corp.	2,154,775	738,247
Airbus SE, non-registered shares1	7,516,114	617,450
Honeywell International Inc.	3,486,489	577,188
Dun & Bradstreet Holdings, Inc.1,2	21,514,105	545,598
Carrier Global Corp.	17,643,425	526,656
Lockheed Martin Corp.	1,231,429	480,577
Union Pacific Corp.	1,970,920	379,284
Safran SA1	3,235,062	374,552
Equifax Inc.	2,090,081	351,698
Caterpillar Inc.	2,412,587	343,335
L3Harris Technologies, Inc.	1,821,036	329,134
Delta Air Lines, Inc.	10,647,027	328,461
HEICO Corp.	2,100,129	230,846
HEICO Corp., Class A	597,344	53,391
Fortive Corp.	3,781,735	272,701
Jacobs Engineering Group Inc.	2,987,150	269,650
Raytheon Technologies Corp.	3,996,485	243,786
Uber Technologies, Inc.1	7,108,294	239,052
BWX Technologies, Inc.	4,002,620	222,586
Rolls-Royce Holdings PLC1	65,745,267	211,891
Ryanair Holdings PLC (ADR)1	2,484,222	200,974
Boeing Company	1,046,798	179,861
Norfolk Southern Corp.	831,043	176,622
RELX PLC (ADR)	7,399,046	167,662
Westinghouse Air Brake Technologies Corp.	2,494,587	166,015
Harmonic Drive Systems Inc.	2,892,852	152,679
Waste Management, Inc.	1,314,830	149,891
Stanley Black & Decker, Inc.	819,894	132,249
MTU Aero Engines AG	592,761	109,819
Waste Connections, Inc.	1,062,661	106,298
ASSA ABLOY AB, Class B	4,464,793	103,235
AMETEK, Inc.	934,380	94,092
Lennox International Inc.	321,958	90,254
Otis Worldwide Corp.	1,359,325	85,501
United Rentals, Inc.1	475,939	84,265
Cummins Inc.	399,948	82,889
Generac Holdings Inc.1	380,151	72,221
Epiroc AB, Class B	4,340,114	62,394
Epiroc AB, Class A	646,834	9,628
Deere & Company	337,983	70,997
Komatsu Ltd.	2,810,400	61,135
Experian PLC	1,454,812	54,258
Armstrong World Industries, Inc.	635,607	46,870
Copart, Inc.1	119,000	12,295
		14,247,552

The Growth Fund of America — Page 5 of 10

Common stocks (continued) Financials 4.87%	Shares	Value (000)
Berkshire Hathaway Inc., Class B1	5,282,365	$1,151,767
Berkshire Hathaway Inc., Class A1	195	63,874
JPMorgan Chase & Co.	9,278,580	929,621
Intercontinental Exchange, Inc.	6,890,464	731,974
First Republic Bank	6,119,261	690,926
CME Group Inc., Class A	3,809,655	670,004
BlackRock, Inc.	827,993	491,985
Bank of America Corp.	14,876,260	382,915
Arch Capital Group Ltd.1	11,915,507	375,815
SVB Financial Group1	1,468,191	374,947
Marsh & McLennan Companies, Inc.	3,117,901	358,278
S&P Global Inc.	937,878	343,657
Goldman Sachs Group, Inc.	1,572,392	322,136
PNC Financial Services Group, Inc.	2,849,616	316,877
HDFC Bank Ltd. (ADR)1	3,204,882	158,962
HDFC Bank Ltd.1	8,630,879	130,840
Fannie Mae1,3	127,209,106	286,220
London Stock Exchange Group PLC	2,366,208	278,346
Progressive Corp.	2,722,649	258,761
AIA Group Ltd.	23,881,688	245,898
Morgan Stanley	4,469,339	233,568
KKR & Co. Inc.	6,179,711	221,357
Federal Home Loan Mortgage Corp.1,3	91,384,470	204,701
Legal & General Group PLC	68,826,317	199,924
Onex Corp.	3,917,834	190,222
Carlyle Group Inc.	6,779,126	174,969
MSCI Inc.	459,036	171,344
Moody’s Corp.	572,376	168,645
Chubb Ltd.	1,292,291	161,536
Everest Re Group, Ltd.	627,343	138,066
Capital One Financial Corp.	1,915,413	132,221
American International Group, Inc.	3,830,080	111,609
Travelers Companies, Inc.	878,790	101,975
Aon PLC, Class A	475,889	95,173
Wells Fargo & Company	3,680,517	88,884
The Blackstone Group Inc., Class A	1,658,302	87,807
State Street Corp.	1,131,172	77,021
Citigroup Inc.	1,394,208	71,272
Ares Management Corp., Class A	1,616,657	65,394
East West Bancorp, Inc.	1,293,847	47,588
Clarivate PLC1	1,363,824	40,151
Tradeweb Markets Inc., Class A	677,913	38,838
Bank of New York Mellon Corp.	1,024,887	37,900
BNP Paribas SA1	705,030	30,764
Fifth Third Bancorp	555,983	11,487
		11,466,219
Consumer staples 2.20%
Costco Wholesale Corp.	4,089,730	1,421,836
Philip Morris International Inc.	11,134,598	888,430
Constellation Brands, Inc., Class A	3,084,567	569,041
Reckitt Benckiser Group PLC	4,871,341	489,034
Herbalife Nutrition Ltd.1,2	9,118,889	448,193
Estée Lauder Companies Inc., Class A	2,019,125	447,680
Kerry Group PLC, Class A	1,984,521	260,505

The Growth Fund of America — Page 6 of 10

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Altria Group, Inc.	4,634,861	$202,729
Molson Coors Beverage Company, Class B, restricted-voting shares	2,312,002	87,024
Keurig Dr Pepper Inc.	2,843,193	84,812
British American Tobacco PLC	2,081,584	70,468
Grocery Outlet Holding Corp.1	1,537,002	63,217
Church & Dwight Co., Inc.	564,234	54,071
Nestlé SA	333,957	40,107
JUUL Labs, Inc., Class A1,4,5,6	433,213	38,378
Danone SA	288,280	18,955
		5,184,480
Energy 1.47%
EOG Resources, Inc.	21,711,576	984,403
Halliburton Co.	23,334,692	377,555
Diamondback Energy, Inc.2	9,185,653	357,873
Concho Resources Inc.	4,664,814	242,477
Pioneer Natural Resources Company	2,243,049	233,120
Chevron Corp.	2,683,990	225,267
Suncor Energy Inc.	9,282,224	148,945
Baker Hughes Co., Class A	8,946,630	127,758
BP PLC	34,395,700	121,475
Parsley Energy, Inc., Class A	11,144,669	119,805
ConocoPhillips	2,914,863	110,444
Cenovus Energy Inc.	22,758,418	107,480
Exxon Mobil Corp.	2,007,690	80,187
Canadian Natural Resources, Ltd. (CAD denominated)	3,518,947	69,389
Canadian Natural Resources, Ltd.	525,432	10,335
Murphy Oil Corp.	4,447,966	61,115
Equitrans Midstream Corp.	3,283,315	33,753
Schlumberger Ltd.	1,660,992	31,576
ONEOK, Inc.	495,436	13,615
Weatherford International1,2	4,332,232	13,127
		3,469,699
Real estate 1.43%
Equinix, Inc. REIT	1,818,039	1,435,851
American Tower Corp. REIT	4,078,561	1,016,173
SBA Communications Corp. REIT	1,555,342	476,044
Digital Realty Trust, Inc. REIT	2,176,561	338,782
Crown Castle International Corp. REIT	480,136	78,382
Park Hotels & Resorts Inc. REIT	1,543,736	14,650
Pebblebrook Hotel Trust REIT	1,001,778	12,642
		3,372,524
Materials 1.38%
Sherwin-Williams Company	1,288,230	864,467
Linde PLC	2,168,137	541,470
Shin-Etsu Chemical Co., Ltd.	3,478,600	423,186
Rio Tinto PLC	5,100,531	316,021
Freeport-McMoRan Inc.	17,765,829	277,325
Vale SA, ordinary nominative	13,510,365	147,175
Vale SA, ordinary nominative (ADR)	11,255,477	123,810
Celanese Corp.	1,520,927	153,842
Norsk Hydro ASA1	28,092,071	89,688
PPG Industries, Inc.	587,911	70,784

The Growth Fund of America — Page 7 of 10

Common stocks (continued) Materials (continued)	Shares	Value (000)
LyondellBasell Industries NV	801,063	$52,454
Asahi Kasei Corp.	5,857,400	49,219
Wheaton Precious Metals Corp. (CAD denominated)	815,597	43,558
Alcoa Corp.1	1,983,162	28,994
Franco-Nevada Corp.	163,679	24,630
Packaging Corp. of America	209,294	21,189
Barrick Gold Corp.	582,325	17,266
		3,245,078
Utilities 0.22%
PG&E Corp.1	29,591,684	274,019
Xcel Energy Inc.	2,799,639	194,505
NextEra Energy, Inc.	207,473	57,920
		526,444
Total common stocks (cost: $98,353,354,000)		225,407,846
Preferred securities 0.64% Financials 0.49%
Fannie Mae, Series S, 8.25% noncumulative, preferred shares1	42,135,447	390,595
Fannie Mae, Series T, 8.25% noncumulative, preferred shares1	16,710,351	142,873
Fannie Mae, Series O, 7.00% noncumulative, preferred shares1	6,554,622	100,417
Fannie Mae, Series R, 7.625% noncumulative, preferred shares1	3,680,090	29,956
Fannie Mae, Series P, 4.50% noncumulative, preferred shares1	755,000	5,844
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative, preferred shares1,3	50,261,592	466,930
Federal Home Loan Mortgage Corp., Series V, 5.57% preferred shares1	2,031,012	15,436
Federal Home Loan Mortgage Corp., Series X, 6.02% noncumulative, preferred shares1	239,000	2,211
		1,154,262
Consumer discretionary 0.12%
Waymo LLC, Series A-2, 8.00% noncumulative, preferred shares1,4,5,6	1,164,589	100,000
Rivian Automotive, Inc.1,4,5,6	5,565,505	86,210
GM Cruise Holdings LLC., Series F, preferred shares1,4,5,6	5,205,500	72,461
Volkswagen AG, nonvoting preferred shares1	209,233	34,791
		293,462
Information technology 0.03%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,630,000	65,178
Total preferred securities (cost: $1,350,822,000)		1,512,902
Rights & warrants 0.00% Financials 0.00%
American International Group, Inc., warrants, expire 20211	1,988,141	795
Total rights & warrants (cost: $29,973,000)		795
Convertible bonds & notes 0.01% Consumer discretionary 0.01%	Principal amount (000)
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 20232,7	$ 15,754	19,208
Total convertible bonds & notes (cost: $15,377,000)		19,208

The Growth Fund of America — Page 8 of 10

Bonds, notes & other debt instruments 0.01% Corporate bonds, notes & loans 0.01% Energy 0.01%	Principal amount (000)	Value (000)
Weatherford International PLC 8.75% 20247	$5,691	$5,477
Weatherford International PLC 11.00% 20247	15,155	10,192
Total bonds, notes & other debt instruments (cost: $20,198,000)		15,669
Short-term securities 3.69% Money market investments 3.69%	Shares
Capital Group Central Cash Fund 0.14%2,8	86,115,598	8,612,421
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%8,9	84,351,851	84,352
Total short-term securities (cost: $8,695,513,000)		8,696,773
Total investment securities 100.09% (cost: $108,465,237,000)		235,653,193
Other assets less liabilities (0.09)%		(211,271)
Net assets 100.00%		$235,441,922

1	Security did not produce income during the last 12 months.
2	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
3	All or a portion of this security was on loan. The total value of all such securities was $142,971,000, which represented .06% of the net assets of the fund.
4	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $472,308,000, which represented .20% of the net assets of the fund.
5	Value determined using significant unobservable inputs.
6	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
7	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $90,444,000, which represented .04% of the net assets of the fund.
8	Rate represents the seven-day yield at 8/31/2020.
9	Security purchased with cash collateral from securities on loan.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Waymo LLC, Series A-2, 8.00% noncumulative, preferred shares	5/1/2020	$100,000	$100,000.04%
Rivian Automotive, Inc.	7/10/2020	86,210	86,210.04
Verily Life Sciences LLC	12/21/2018	83,000	83,909.04
GM Cruise Holdings LLC., Series F, preferred shares	5/7/2020	95,000	72,461.03
Grail, Inc.	4/17/2020	55,567	55,567.02
JUUL Labs, Inc., Class A	4/8/2019	120,000	38,378.02
Acerta Pharma BV	5/7/2015	15,750	35,783.01
Total private placement securities		$555,527	$472,308	0.20%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds

The Growth Fund of America — Page 9 of 10

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFP4-005-1020O-S78128	The Growth Fund of America — Page 10 of 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The Growth Fund of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The Growth Fund of America (the “Fund”), as of August 31, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

October 8, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By __/s/ Paul F. Roye________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Paul F. Roye_____________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 30, 2020

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: October 30, 2020